FINANCIAL INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
Schedule of financial income expenses, net
	Year ended December 31,
	2 0 2 3	2 0 2 2	2 0 2 1

Interest income	22,643	6,478	2,194
Amortization of debt discount and issuance costs related to the Convertible Senior Notes (Note 10)	(1,284)	(1,282)	(4,229)
Exchange rate gain (loss), net	1,303	3,469	(948)
Bank charges	(226)	(187)	(150)
Total	22,436	8,478	(3,133)